Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events

20 Subsequent Events

Management change

Effective January 7, 2013, Hans Rijns and Dave French became jointly responsible for research and development. Mr Rijns has been appointed chief technology officer and has combined that role with his current position of senior vice president and head of research. Mr French has been appointed executive vice president of research and development in combination with his role as general manager of High-Performance Mixed-Signal portable and computing.

Private offering of 5.75% senior notes due 2021 to institutional investors

On February 1, 2013, we announced the pricing of a private offering to institutional investors of $500 million aggregate principal amount of U.S. dollar-denominated 5.75% senior notes due 2021 by our wholly-owned subsidiaries NXP B.V. and NXP Funding LLC. This offering closed on February 14, 2013. We will use the net proceeds of this private offering to repay amounts outstanding under our Second 2017 Term Loan.

Secondary offering of common shares

On February 4, 2013, we announced a secondary offering of 30,000,000 shares of our common stock to be sold by certain of our principal stockholders, pursuant to our shelf registration statement on Form F-3, at a price to the public of $30.35 per share. The offering was settled and closed on February 7, 2013. Subsequent to the settlement and closing, the consortium of funds advised by KKR, Bain, Silver Lake, APAX and Alpinvest collectively beneficially owns 42% of our shares of common stock as of that date. NXP did not receive any proceeds from the sale of shares in the offering.